UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03143
                                  -----------

                     TEMPLETON GLOBAL SMALLER COMPANIES FUND
                    -------------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
     --------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
         ---------------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (954) 527-7500
                                                           --------------

Date of fiscal year end: 8/31
                         ----

Date of reporting period: 8/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


AUGUST 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

                                   (GRAPHIC)

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                                                                          GLOBAL

                                   (GRAPHIC)

                                    TEMPLETON
                         GLOBAL SMALLER COMPANIES FUND

                     (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - TEMPLETON - MUTUAL SERIES

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

                         Not part of the annual report

Contents
SHAREHOLDER LETTER ................  1
ANNUAL REPORT
Templeton Global Smaller
   Companies Fund .................  3
Performance Summary ...............  8
Your Fund's Expenses .............. 13
Financial Highlights and
   Statement of Investments ....... 15
Financial Statements .............. 23
Notes to Financial Statements ..... 27
Report of Independent
   Registered Public Accounting
   Firm ........................... 36
Tax Designation ................... 37
Board Members and Officers ........ 39
Shareholder Information ........... 44

Shareholder Letter

Dear Shareholder:

The one-year period ended August 31, 2009, was an extraordinary time for investors and those of us who have worked in financial markets for many years. Global economies experienced a synchronized recession that began in 2008 with the U.S. subprime mortgage and credit crises. Despite coordinated efforts by many governments to address spreading liquidity and credit problems, deteriorating economic conditions and mounting uncertainty contributed to record-high market volatility. Later in the period some economic data offered a better outlook, certain countries began to emerge from recession and global markets rallied beginning in March.

Amid recent events, we think it is important to put short-term market developments in perspective. Keep in mind that we have navigated through past periods of high market volatility by remaining committed to our long-term perspective and disciplined investment philosophy. During such times, we search for bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us ample reason to be optimistic about future market stabilization and economic recovery.

Templeton Global Smaller Companies Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market environments.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl, CFA
-------------------------------------
Gary P. Motyl, CFA
President and
Chief Executive Officer - Investment Management
Templeton Global Smaller Companies Fund

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF AUGUST 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Global Smaller Companies Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Global Smaller Companies Fund seeks to achieve long-term capital growth. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities of smaller companies, anywhere in the world, including emerging markets.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 8/31/09

                                  (PIE CHART)

Asia                        34.7%
North America               29.7%
Europe                      26.2%
Australia & New Zealand      7.9%
Short-Term Investments &
   Other Net Assets          1.5%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Global Smaller Companies Fund covers the fiscal year ended August 31, 2009.

PERFORMANCE OVERVIEW

For the 12 months under review, Templeton Global Smaller Companies Fund - Class A had a -8.08% cumulative total return. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) World Index, which had a -16.64% total return for the same period.(1) Please note that index

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. One cannot invest directly in an index, and an index is not representative of the Fund's portfolio.

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                Annual Report | 3
performance information is provided for reference and that we do not attempt to track the index, but rather undertake investments on the basis of fundamental research. You can find the Fund's long-term performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

The 12-month period under review can be divided into two halves: the first marked by the bursting of the credit and commodities' bubbles, the onset of global recession and the precipitous decline of equity markets, and the second by a sharp market rebound amid renewed optimism. After the collapse of U.S. investment bank Lehman Brothers at the beginning of the period, restrictive credit and wealth deterioration stalled economic activity, marking the first global recession in nearly half a century. In response, policymakers spent several trillion dollars purchasing troubled assets and lowering borrowing costs; some central banks, having exhausted traditional monetary stimulus, initiated quantitative easing strategies, which increased the money supply to promote liquidity and lending. Equity market volatility reached record levels and consumer confidence plummeted as global stocks hit 14-year lows.(1) Currency markets were particularly volatile in the first half of the reporting period, though the U.S. dollar advanced as risk-averse investors rotated capital into Treasuries, pressuring yields. The heavily indebted financials sector and the expensive materials sector declined most sharply as the bubbles in credit and commodities burst. Emerging markets, which some investors had believed would "decouple" from a U.S.-led economic downturn, also participated in the global sell-off. Although absolute declines were universal during the first half of the period, relative losses were less severe for the sectors perceived to be more defensive (e.g., utilities, health care and consumer staples).

Global equity markets suffered heavy losses through March before staging a second-half rally fueled by low valuations, renewed optimism and aggregate corporate earnings that beat consensus expectations. Notably, this latter period witnessed a resurgence of cyclical sectors (financials, materials, energy and industrials) as data appeared to indicate some stabilization in the economic and financial turmoil associated with the credit crisis and global recession. Funds flowed out of cash and Treasuries into equities and credit as a turnaround in investor sentiment galvanized. The dollar depreciated, ultimately ending the 12-month period roughly unchanged against the currencies of the U.S.'s major trading partners. Meanwhile, the euro gained against the dollar and the yen, even as European policymakers lowered interest rates and injected capital into the economy to stave off a gathering deflationary cycle. Commodities rallied inconsistently during the period as the demand outlook in emerging markets improved, but spot prices remained well below 2008 highs. Equities moderated


                                4 | Annual Report
somewhat toward the end of the period as economic news remained mixed and some investors worried that stock prices had risen too far. Despite the sharp second-half rebound, all global sectors and regions posted absolute losses during the period under review.

INVESTMENT STRATEGY

At Templeton, when choosing investments for this Fund, we take a bottom-up, value-oriented, long-term approach, focusing on the market price of a company's securities relative to our evaluation of the company's long-term earnings, asset value and cash flow growth potential. We also consider the company's price/earnings ratio, profit margins and liquidation value.

MANAGER'S DISCUSSION

Although the Fund performed better than its benchmark index for the year, many of its holdings fell in value and hindered overall results. Among the biggest detractors was our position in San Francisco, California-based Leapfrog Enterprises, the leading technology-based educational toy and product maker targeting young children. According to our analysis, Leapfrog has a solid balance sheet and strong brand name synonymous with electronic learning. However, the company's share price suffered from the impact of a weak macroeconomic environment. Despite recent setbacks, over the longer term we still believe Leapfrog, which has successfully restructured and significantly cut costs over the past few years under the direction of a new chief executive officer, continues to offer attractive growth potential.

JAKKS Pacific, a leading U.S. toy company that designs, develops, produces and markets toys and other leisure products, was also among the Fund's worst-performing holdings. Despite its weakened share price, some of which was related to an overhanging lawsuit from World Wrestling Entertainment (WWE), we believed JAKKS showed attractive longer term value given the company's ability to successfully create toys internally which, in combination with recent and potential future acquisitions, should continue to provide it with attractive growth prospects. In addition, the recent dismissal of the WWE lawsuit removed a large element of uncertainty that previously afflicted JAKKS' stock price, and provides the company an opportunity to use its free cash for further internal growth or share repurchases.

It is important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a

TOP 10 COUNTRIES

Based on Equity Securities
8/31/09

                            % OF TOTAL
                            NET ASSETS
                            ----------
U.S.                           20.3%
Netherlands                     8.7%
Hong Kong                       8.0%
U.K.                            7.9%
Australia                       7.9%
South Korea                     7.3%
Canada                          6.5%
Japan                           5.6%
China                           5.3%
Taiwan                          4.7%


                               Annual Report | 5

TOP 10 EQUITY HOLDINGS
8/31/09

COMPANY                              % OF TOTAL
SECTOR/INDUSTRY, COUNTRY             NET ASSETS
-------------------------            ----------
Sealy Corp.
   HOUSEHOLD DURABLES, U.S.             3.3%
Dah Sing Financial Group
   COMMERCIAL BANKS, HONG KONG          2.6%
Pacific Brands Ltd.
   DISTRIBUTORS, AUSTRALIA              2.2%
Henderson Group PLC
   CAPITAL MARKETS, U.K.                2.2%
Chico's FAS Inc.
   SPECIALTY RETAIL, U.S.               2.1%
Bank of Ayudhya Public Co. Ltd.
   COMMERCIAL BANKS, THAILAND           2.0%
Downer EDI Ltd.
   COMMERCIAL SERVICES & SUPPLIES,
   AUSTRALIA                            2.0%
Legg Mason Inc.
   CAPITAL MARKETS, U.S.                1.9%
Tempur-Pedic International Inc.
   HOUSEHOLD DURABLES, U.S.             1.9%
Busan Bank
   COMMERCIAL BANKS, SOUTH KOREA        1.8%

negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the year ended August 31, 2009, the U.S. dollar rose in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

Several holdings performed well during the Fund's fiscal year and helped mitigate further losses. One of these was Tempur-Pedic International, the fourth-largest mattress manufacturer and the largest specialty mattress manufacturer in North America. During the period under review, the company reported financial results that beat expectations by a wide margin and benefited its share price. Better manufacturing efficiencies, increased pricing power and lower commodity costs contributed to higher margins. Tempur-Pedic's strong franchise and leading industry position helped the company generate double-digit operating margins and strong free cash flow. At period-end, we believe the company was likely to survive the current business cycle and was well positioned to benefit from an economic recovery.

Chico's FAS, a U.S.-based specialty retailer of clothing and accessories, was a top contributor to the Fund's absolute and relative performance. During the year, management acted aggressively to restructure the business by cutting costs, rejuvenating its designs and merchandising teams, and re-establishing each brand's mandate. The company also had a strong balance sheet, significant cash and no debt. At period-end, we believed positive sales momentum and cost cutting should drive operating leverage back into this business, restore margins and drive earnings that could support further upside in the stock.

Another standout contributor was Biovail, a North American pharmaceutical company focused primarily on its drug delivery technology platform, which is used to develop better formulations of established drugs. The company has developed multiple reformulations for partners such as GlaxoSmithKline, Johnson & Johnson and Sanofi-Aventis. The company has strong research and development and a proven ability to control costs. Free cash flow yield was solid, and Biovail has a successful track record of developing and commercializing new products. During the period, Biovail shares gained on indications that a newly released central nervous system drug was enjoying good initial demand.


                                6 | Annual Report

Thank you for your continued participation in Templeton Global Smaller Companies Fund. We look forward to serving your future investment needs.

(PHOTO OF BRADLEY RADIN, CFA)


/s/ Bradley Radin
Bradley Radin, CFA


(PHOTO OF HARLAN B. HODES, CPA)


/s/ Harlan B. Hodes
Harlan B. Hodes, CPA


(PHOTO of CINDY L. SWEETING, CFA)


/s/ Cindy L. Sweeting
Cindy L. Sweeting, CFA

Portfolio Management Team
Templeton Global Smaller Companies Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF AUGUST 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 7

Performance Summary as of 8/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMGX)                    CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.55    $5.42     $6.97
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.0853
Long-Term Capital Gain           $0.5427
   TOTAL                         $0.6280

CLASS B (SYMBOL: N/A)                      CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.47    $5.16     $6.63
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.0207
Long-Term Capital Gain           $0.5427
   TOTAL                         $0.5634

CLASS C (SYMBOL: TESGX)                    CHANGE   8/31/09   8/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$1.49    $5.28     $6.77
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.0227
Long-Term Capital Gain           $0.5427
   TOTAL                         $0.5654

ADVISOR CLASS (SYMBOL: TGSAX)              CHANGE   8/31/09   8/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$1.57    $5.43     $7.00
DISTRIBUTIONS (9/1/08-8/31/09)
Dividend Income                  $0.1019
Long-Term Capital Gain           $0.5427
   TOTAL                         $0.6446


                                8 | Annual Report

PERFORMANCE

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURNS AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS B: CONTINGENT DEFERRED SALES CHARGE (CDSC) DECLINING FROM 4% TO 1% OVER SIX YEARS, AND ELIMINATED THEREAFTER; CLASS C: 1% CDSC IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                  1-YEAR    5-YEAR   10-YEAR
-------                                 -------   -------   -------
Cumulative Total Return(1)                -8.08%   +25.32%   +72.85%
Average Annual Total Return(2)           -13.42%    +3.39%    +5.00%
Value of $10,000 Investment(3)          $ 8,658   $11,811   $16,294
Avg. Ann. Total Return
   (9/30/09)(4)                           +5.78%    +3.98%    +6.04%
   Total Annual Operating
      Expenses(5)                1.35%

CLASS B                                  1-YEAR    5-YEAR   10-YEAR
-------                                 -------   -------   -------
Cumulative Total Return(1)                -8.88%   +20.55%   +62.45%
Average Annual Total Return(2)           -12.00%    +3.60%    +4.97%
Value of $10,000 Investment(3)          $ 8,800   $11,932   $16,245
Avg. Ann. Total Return
   (9/30/09)(4)                           +7.61%    +4.25%    +6.01%
   Total Annual Operating
      Expenses(5)                2.12%

CLASS C                                  1-YEAR    5-YEAR   10-YEAR
-------                                 -------   -------   -------
Cumulative Total Return(1)                -8.96%   +20.54%   +60.16%
Average Annual Total Return(2)            -9.74%    +3.81%    +4.82%
Value of $10,000 Investment(3)          $ 9,026   $12,054   $16,016
Avg. Ann. Total Return
   (9/30/09)(4)                          +10.25%    +4.42%    +5.87%
   Total Annual Operating
      Expenses(5)                2.09%

ADVISOR CLASS                            1-YEAR    5-YEAR   10-YEAR
-------------                           -------   -------   -------
Cumulative Total Return(1)                -7.94%   +26.77%   +77.34%
Average Annual Total Return(2)            -7.94%    +4.86%    +5.90%
Value of $10,000 Investment(3)          $ 9,206   $12,677   $17,734
Avg. Ann. Total Return
   (9/30/09)(4)                          +12.49%    +5.50%    +6.95%
   Total Annual Operating
      Expenses(5)                1.12%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                               Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

AVERAGE ANNUAL TOTAL RETURN

CLASS A   8/31/09
-------   -------
1-Year    -13.42%
5-Year     +3.39%
10-Year    +5.00%

CLASS A (9/1/99-8/31/09)

                              (PERFORMANCE GRAPH)

                TEMPLETON GLOBAL
                    SMALLER
                COMPANIES FUND     MSCI WORLD
    DATE           - CLASS A          INDEX       CPI
-------------   ----------------   ----------   -------
  9/1/1999           $ 9,427         $10,000    $10,000
 9/30/1999           $ 9,121         $ 9,904    $10,048
10/31/1999           $ 9,102         $10,421    $10,066
11/30/1999           $ 9,267         $10,715    $10,072
12/31/1999           $ 9,846         $11,584    $10,072
 1/31/2000           $ 9,708         $10,922    $10,102
 2/29/2000           $10,012         $10,953    $10,162
 3/31/2000           $10,330         $11,711    $10,245
 4/30/2000           $ 9,846         $11,217    $10,251
 5/31/2000           $ 9,694         $10,934    $10,263
 6/30/2000           $10,095         $11,304    $10,317
 7/31/2000           $10,012         $10,987    $10,341
 8/31/2000           $10,095         $11,346    $10,341
 9/30/2000           $ 9,611         $10,744    $10,395
10/31/2000           $ 9,086         $10,565    $10,413
11/30/2000           $ 8,698         $ 9,925    $10,419
12/31/2000           $ 9,021         $10,087    $10,413
 1/31/2001           $ 9,499         $10,283    $10,479
 2/28/2001           $ 9,325         $ 9,415    $10,521
 3/31/2001           $ 8,500         $ 8,799    $10,545
 4/30/2001           $ 8,877         $ 9,451    $10,586
 5/31/2001           $ 9,296         $ 9,334    $10,634
 6/30/2001           $ 9,094         $ 9,043    $10,652
 7/31/2001           $ 8,920         $ 8,924    $10,622
 8/31/2001           $ 8,833         $ 8,497    $10,622
 9/30/2001           $ 7,631         $ 7,749    $10,670
10/31/2001           $ 7,916         $ 7,899    $10,634
11/30/2001           $ 8,428         $ 8,367    $10,616
12/31/2001           $ 8,867         $ 8,421    $10,575
 1/31/2002           $ 8,970         $ 8,167    $10,598
 2/28/2002           $ 9,218         $ 8,097    $10,640
 3/31/2002           $10,023         $ 8,457    $10,700
 4/30/2002           $10,345         $ 8,173    $10,760
 5/31/2002           $10,506         $ 8,192    $10,760
 6/30/2002           $ 9,921         $ 7,696    $10,766
 7/31/2002           $ 8,794         $ 7,049    $10,778
 8/31/2002           $ 8,516         $ 7,063    $10,814
 9/30/2002           $ 7,726         $ 6,288    $10,832
10/31/2002           $ 7,940         $ 6,753    $10,850
11/30/2002           $ 8,221         $ 7,119    $10,850
12/31/2002           $ 8,088         $ 6,775    $10,826
 1/31/2003           $ 7,793         $ 6,571    $10,874
 2/28/2003           $ 7,394         $ 6,458    $10,958
 3/31/2003           $ 7,424         $ 6,440    $11,023
 4/30/2003           $ 8,177         $ 7,015    $10,999
 5/31/2003           $ 9,033         $ 7,420    $10,981
 6/30/2003           $ 9,357         $ 7,551    $10,993
 7/31/2003           $ 9,918         $ 7,706    $11,005
 8/31/2003           $10,568         $ 7,874    $11,047
 9/30/2003           $10,745         $ 7,924    $11,083
10/31/2003           $11,551         $ 8,396    $11,071
11/30/2003           $11,761         $ 8,526    $11,041
12/31/2003           $12,404         $ 9,063    $11,029
 1/31/2004           $12,793         $ 9,210    $11,083
 2/29/2004           $13,346         $ 9,368    $11,143
 3/31/2004           $13,152         $ 9,309    $11,215
 4/30/2004           $12,972         $ 9,124    $11,251
 5/31/2004           $12,883         $ 9,213    $11,317
 6/30/2004           $13,302         $ 9,406    $11,352
 7/31/2004           $12,957         $ 9,102    $11,335
 8/31/2004           $13,002         $ 9,145    $11,341
 9/30/2004           $13,496         $ 9,321    $11,364
10/31/2004           $13,828         $ 9,552    $11,424
11/30/2004           $14,912         $10,057    $11,430
12/31/2004           $15,662         $10,444    $11,388
 1/31/2005           $15,427         $10,211    $11,412
 2/28/2005           $16,048         $10,539    $11,478
 3/31/2005           $15,864         $10,339    $11,568
 4/30/2005           $15,175         $10,121    $11,646
 5/31/2005           $15,478         $10,309    $11,634
 6/30/2005           $15,830         $10,402    $11,640
 7/31/2005           $16,518         $10,768    $11,694
 8/31/2005           $16,485         $10,854    $11,753
 9/30/2005           $16,871         $11,139    $11,897
10/31/2005           $15,984         $10,871    $11,921
11/30/2005           $16,332         $11,239    $11,825
12/31/2005           $16,868         $11,491    $11,777
 1/31/2006           $18,083         $12,007    $11,867
 2/28/2006           $18,265         $11,994    $11,891
 3/31/2006           $18,974         $12,263    $11,957
 4/30/2006           $19,662         $12,642    $12,059
 5/31/2006           $18,528         $12,221    $12,118
 6/30/2006           $18,062         $12,223    $12,142
 7/31/2006           $18,022         $12,302    $12,178
 8/31/2006           $18,407         $12,627    $12,202
 9/30/2006           $18,609         $12,782    $12,142
10/31/2006           $19,402         $13,253    $12,077
11/30/2006           $20,151         $13,585    $12,059
12/31/2006           $20,966         $13,865    $12,077
 1/31/2007           $21,449         $14,031    $12,113
 2/28/2007           $21,564         $13,964    $12,178
 3/31/2007           $22,368         $14,225    $12,289
 4/30/2007           $23,127         $14,861    $12,369
 5/31/2007           $23,931         $15,292    $12,445
 6/30/2007           $24,414         $15,180    $12,469
 7/31/2007           $24,322         $14,847    $12,466
 8/31/2007           $23,288         $14,842    $12,443
 9/30/2007           $23,449         $15,553    $12,477
10/31/2007           $23,704         $16,033    $12,504
11/30/2007           $21,162         $15,385    $12,578
12/31/2007           $21,160         $15,191    $12,569
 1/31/2008           $18,744         $14,033    $12,632
 2/29/2008           $18,744         $13,959    $12,669
 3/31/2008           $18,846         $13,832    $12,778
 4/30/2008           $19,762         $14,570    $12,856
 5/31/2008           $20,016         $14,810    $12,964
 6/30/2008           $18,363         $13,634    $13,095
 7/31/2008           $17,803         $13,305    $13,164
 8/31/2008           $17,727         $13,124    $13,111
 9/30/2008           $15,514         $11,569    $13,093
10/31/2008           $11,191         $ 9,378    $12,961
11/30/2008           $10,173         $ 8,778    $12,712
12/31/2008           $10,522         $ 9,064    $12,581
 1/31/2009           $ 9,680         $ 8,272    $12,636
 2/28/2009           $ 8,959         $ 7,431    $12,699
 3/31/2009           $ 9,650         $ 7,996    $12,729
 4/30/2009           $11,785         $ 8,901    $12,761
 5/31/2009           $13,198         $ 9,719    $12,798
 6/30/2009           $13,528         $ 9,679    $12,908
 7/31/2009           $15,422         $10,502    $12,888
 8/31/2009           $16,294         $10,940    $12,916

AVERAGE ANNUAL TOTAL RETURN

CLASS B   8/31/09
-------   -------
1-Year     -12.00%
5-Year      +3.60%
10-Year     +4.97%

CLASS B (9/1/99-8/31/09)

                              (PERFORMANCE GRAPH)

                 TEMPLETON GLOBAL
                SMALLER COMPANIES   MSCI WORLD
    DATE          FUND - CLASS B       INDEX       CPI
-------------   -----------------   ----------   -------
    9/1/1999         $10,000         $10,000     $10,000
   9/30/1999         $ 9,674         $ 9,904     $10,048
  10/31/1999         $ 9,651         $10,421     $10,066
  11/30/1999         $ 9,812         $10,715     $10,072
  12/31/1999         $10,410         $11,584     $10,072
   1/31/2000         $10,262         $10,922     $10,102
   2/29/2000         $10,572         $10,953     $10,162
   3/31/2000         $10,895         $11,711     $10,245
   4/30/2000         $10,380         $11,217     $10,251
   5/31/2000         $10,218         $10,934     $10,263
   6/30/2000         $10,630         $11,304     $10,317
   7/31/2000         $10,527         $10,987     $10,341
   8/31/2000         $10,601         $11,346     $10,341
   9/30/2000         $10,100         $10,744     $10,395
  10/31/2000         $ 9,524         $10,565     $10,413
  11/30/2000         $ 9,127         $ 9,925     $10,419
  12/31/2000         $ 9,470         $10,087     $10,413
   1/31/2001         $ 9,947         $10,283     $10,479
   2/28/2001         $ 9,762         $ 9,415     $10,521
   3/31/2001         $ 8,901         $ 8,799     $10,545
   4/30/2001         $ 9,270         $ 9,451     $10,586
   5/31/2001         $ 9,716         $ 9,334     $10,634
   6/30/2001         $ 9,501         $ 9,043     $10,652
   7/31/2001         $ 9,301         $ 8,924     $10,622
   8/31/2001         $ 9,209         $ 8,497     $10,622
   9/30/2001         $ 7,948         $ 7,749     $10,670
  10/31/2001         $ 8,245         $ 7,899     $10,634
  11/30/2001         $ 8,756         $ 8,367     $10,616
  12/31/2001         $ 9,220         $ 8,421     $10,575
   1/31/2002         $ 9,313         $ 8,167     $10,598
   2/28/2002         $ 9,560         $ 8,097     $10,640
   3/31/2002         $10,411         $ 8,457     $10,700
   4/30/2002         $10,721         $ 8,173     $10,760
   5/31/2002         $10,891         $ 8,192     $10,760
   6/30/2002         $10,272         $ 7,696     $10,766
   7/31/2002         $ 9,112         $ 7,049     $10,778
   8/31/2002         $ 8,818         $ 7,063     $10,814
   9/30/2002         $ 7,998         $ 6,288     $10,832
  10/31/2002         $ 8,214         $ 6,753     $10,850
  11/30/2002         $ 8,494         $ 7,119     $10,850
  12/31/2002         $ 8,354         $ 6,775     $10,826
   1/31/2003         $ 8,028         $ 6,571     $10,874
   2/28/2003         $ 7,623         $ 6,458     $10,958
   3/31/2003         $ 7,639         $ 6,440     $11,023
   4/30/2003         $ 8,417         $ 7,015     $10,999
   5/31/2003         $ 9,303         $ 7,420     $10,981
   6/30/2003         $ 9,615         $ 7,551     $10,993
   7/31/2003         $10,190         $ 7,706     $11,005
   8/31/2003         $10,844         $ 7,874     $11,047
   9/30/2003         $11,015         $ 7,924     $11,083
  10/31/2003         $11,837         $ 8,396     $11,071
  11/30/2003         $12,058         $ 8,526     $11,041
  12/31/2003         $12,703         $ 9,063     $11,029
   1/31/2004         $13,097         $ 9,210     $11,083
   2/29/2004         $13,648         $ 9,368     $11,143
   3/31/2004         $13,443         $ 9,309     $11,215
   4/30/2004         $13,254         $ 9,124     $11,251
   5/31/2004         $13,144         $ 9,213     $11,317
   6/30/2004         $13,569         $ 9,406     $11,352
   7/31/2004         $13,207         $ 9,102     $11,335
   8/31/2004         $13,254         $ 9,145     $11,341
   9/30/2004         $13,742         $ 9,321     $11,364
  10/31/2004         $14,076         $ 9,552     $11,424
  11/30/2004         $15,158         $10,057     $11,430
  12/31/2004         $15,909         $10,444     $11,388
   1/31/2005         $15,664         $10,211     $11,412
   2/28/2005         $16,295         $10,539     $11,478
   3/31/2005         $16,085         $10,339     $11,568
   4/30/2005         $15,383         $10,121     $11,646
   5/31/2005         $15,681         $10,309     $11,634
   6/30/2005         $16,032         $10,402     $11,640
   7/31/2005         $16,716         $10,768     $11,694
   8/31/2005         $16,681         $10,854     $11,753
   9/30/2005         $17,050         $11,139     $11,897
  10/31/2005         $16,128         $10,871     $11,921
  11/30/2005         $16,492         $11,239     $11,825
  12/31/2005         $17,011         $11,491     $11,777
   1/31/2006         $18,218         $12,007     $11,867
   2/28/2006         $18,409         $11,994     $11,891
   3/31/2006         $19,108         $12,263     $11,957
   4/30/2006         $19,786         $12,642     $12,059
   5/31/2006         $18,620         $12,221     $12,118
   6/30/2006         $18,154         $12,223     $12,142
   7/31/2006         $18,091         $12,302     $12,178
   8/31/2006         $18,472         $12,627     $12,202
   9/30/2006         $18,663         $12,782     $12,142
  10/31/2006         $19,451         $13,253     $12,077
  11/30/2006         $20,185         $13,585     $12,059
  12/31/2006         $21,011         $13,865     $12,077
   1/31/2007         $21,467         $14,031     $12,113
   2/28/2007         $21,563         $13,964     $12,178
   3/31/2007         $22,354         $14,225     $12,289
   4/30/2007         $23,098         $14,861     $12,369
   5/31/2007         $23,913         $15,292     $12,445
   6/30/2007         $24,369         $15,180     $12,469
   7/31/2007         $24,273         $14,847     $12,466
   8/31/2007         $23,218         $14,842     $12,443
   9/30/2007         $23,378         $15,553     $12,477
  10/31/2007         $23,633         $16,033     $12,504
  11/30/2007         $21,100         $15,385     $12,578
  12/31/2007         $21,097         $15,191     $12,569
   1/31/2008         $18,688         $14,033     $12,632
   2/29/2008         $18,688         $13,959     $12,669
   3/31/2008         $18,789         $13,832     $12,778
   4/30/2008         $19,702         $14,570     $12,856
   5/31/2008         $19,956         $14,810     $12,964
   6/30/2008         $18,308         $13,634     $13,095
   7/31/2008         $17,750         $13,305     $13,164
   8/31/2008         $17,673         $13,124     $13,111
   9/30/2008         $15,468         $11,569     $13,093
  10/31/2008         $11,157         $ 9,378     $12,961
  11/30/2008         $10,143         $ 8,778     $12,712
  12/31/2008         $10,491         $ 9,064     $12,581
   1/31/2009         $ 9,651         $ 8,272     $12,636
   2/28/2009         $ 8,932         $ 7,431     $12,699
   3/31/2009         $ 9,622         $ 7,996     $12,729
   4/30/2009         $11,750         $ 8,901     $12,761
   5/31/2009         $13,159         $ 9,719     $12,798
   6/30/2009         $13,489         $ 9,679     $12,908
   7/31/2009         $15,378         $10,502     $12,888
   8/31/2009         $16,245         $10,940     $12,916


                               10 | Annual Report

AVERAGE ANNUAL TOTAL RETURN

CLASS C   8/31/09
-------   -------
1-Year     -9.74%
5-Year     +3.81%
10-Year    +4.82%

CLASS C (9/1/99-8/31/09)

                              (PERFORMANCE GRAPH)

                 TEMPLETON GLOBAL
                SMALLER COMPANIES   MSCI WORLD
    DATE          FUND - CLASS C       INDEX       CPI
-------------   -----------------   ----------   -------
   9/1/1999           $10,000        $10,000     $10,000
  9/30/1999           $ 9,670        $ 9,904     $10,048
 10/31/1999           $ 9,654        $10,421     $10,066
 11/30/1999           $ 9,815        $10,715     $10,072
 12/31/1999           $10,408        $11,584     $10,072
  1/31/2000           $10,275        $10,922     $10,102
  2/29/2000           $10,570        $10,953     $10,162
  3/31/2000           $10,910        $11,711     $10,245
  4/30/2000           $10,393        $11,217     $10,251
  5/31/2000           $10,231        $10,934     $10,263
  6/30/2000           $10,644        $11,304     $10,317
  7/31/2000           $10,556        $10,987     $10,341
  8/31/2000           $10,615        $11,346     $10,341
  9/30/2000           $10,113        $10,744     $10,395
 10/31/2000           $ 9,547        $10,565     $10,413
 11/30/2000           $ 9,150        $ 9,925     $10,419
 12/31/2000           $ 9,478        $10,087     $10,413
  1/31/2001           $ 9,969        $10,283     $10,479
  2/28/2001           $ 9,770        $ 9,415     $10,521
  3/31/2001           $ 8,910        $ 8,799     $10,545
  4/30/2001           $ 9,294        $ 9,451     $10,586
  5/31/2001           $ 9,724        $ 9,334     $10,634
  6/30/2001           $ 9,509        $ 9,043     $10,652
  7/31/2001           $ 9,309        $ 8,924     $10,622
  8/31/2001           $ 9,217        $ 8,497     $10,622
  9/30/2001           $ 7,957        $ 7,749     $10,670
 10/31/2001           $ 8,253        $ 7,899     $10,634
 11/30/2001           $ 8,776        $ 8,367     $10,616
 12/31/2001           $ 9,237        $ 8,421     $10,575
  1/31/2002           $ 9,344        $ 8,167     $10,598
  2/28/2002           $ 9,590        $ 8,097     $10,640
  3/31/2002           $10,420        $ 8,457     $10,700
  4/30/2002           $10,743        $ 8,173     $10,760
  5/31/2002           $10,912        $ 8,192     $10,760
  6/30/2002           $10,297        $ 7,696     $10,766
  7/31/2002           $ 9,129        $ 7,049     $10,778
  8/31/2002           $ 8,837        $ 7,063     $10,814
  9/30/2002           $ 8,007        $ 6,288     $10,832
 10/31/2002           $ 8,233        $ 6,753     $10,850
 11/30/2002           $ 8,511        $ 7,119     $10,850
 12/31/2002           $ 8,372        $ 6,775     $10,826
  1/31/2003           $ 8,048        $ 6,571     $10,874
  2/28/2003           $ 7,632        $ 6,458     $10,958
  3/31/2003           $ 7,663        $ 6,440     $11,023
  4/30/2003           $ 8,434        $ 7,015     $10,999
  5/31/2003           $ 9,312        $ 7,420     $10,981
  6/30/2003           $ 9,636        $ 7,551     $10,993
  7/31/2003           $10,207        $ 7,706     $11,005
  8/31/2003           $10,885        $ 7,874     $11,047
  9/30/2003           $11,055        $ 7,924     $11,083
 10/31/2003           $11,873        $ 8,396     $11,071
 11/30/2003           $12,091        $ 8,526     $11,041
 12/31/2003           $12,743        $ 9,063     $11,029
  1/31/2004           $13,132        $ 9,210     $11,083
  2/29/2004           $13,676        $ 9,368     $11,143
  3/31/2004           $13,474        $ 9,309     $11,215
  4/30/2004           $13,287        $ 9,124     $11,251
  5/31/2004           $13,179        $ 9,213     $11,317
  6/30/2004           $13,614        $ 9,406     $11,352
  7/31/2004           $13,241        $ 9,102     $11,335
  8/31/2004           $13,287        $ 9,145     $11,341
  9/30/2004           $13,785        $ 9,321     $11,364
 10/31/2004           $14,121        $ 9,552     $11,424
 11/30/2004           $15,208        $10,057     $11,430
 12/31/2004           $15,963        $10,444     $11,388
  1/31/2005           $15,704        $10,211     $11,412
  2/28/2005           $16,344        $10,539     $11,478
  3/31/2005           $16,137        $10,339     $11,568
  4/30/2005           $15,427        $10,121     $11,646
  5/31/2005           $15,721        $10,309     $11,634
  6/30/2005           $16,067        $10,402     $11,640
  7/31/2005           $16,760        $10,768     $11,694
  8/31/2005           $16,708        $10,854     $11,753
  9/30/2005           $17,106        $11,139     $11,897
 10/31/2005           $16,176        $10,871     $11,921
 11/30/2005           $16,535        $11,239     $11,825
 12/31/2005           $17,046        $11,491     $11,777
  1/31/2006           $18,277        $12,007     $11,867
  2/28/2006           $18,444        $11,994     $11,891
  3/31/2006           $19,153        $12,263     $11,957
  4/30/2006           $19,842        $12,642     $12,059
  5/31/2006           $18,673        $12,221     $12,118
  6/30/2006           $18,193        $12,223     $12,142
  7/31/2006           $18,152        $12,302     $12,178
  8/31/2006           $18,527        $12,627     $12,202
  9/30/2006           $18,715        $12,782     $12,142
 10/31/2006           $19,491        $13,253     $12,077
 11/30/2006           $20,236        $13,585     $12,059
 12/31/2006           $21,072        $13,865     $12,077
  1/31/2007           $21,520        $14,031     $12,113
  2/28/2007           $21,615        $13,964     $12,178
  3/31/2007           $22,417        $14,225     $12,289
  4/30/2007           $23,149        $14,861     $12,369
  5/31/2007           $23,974        $15,292     $12,445
  6/30/2007           $24,423        $15,180     $12,469
  7/31/2007           $24,328        $14,847     $12,466
  8/31/2007           $23,267        $14,842     $12,443
  9/30/2007           $23,408        $15,553     $12,477
 10/31/2007           $23,674        $16,033     $12,504
 11/30/2007           $21,129        $15,385     $12,578
 12/31/2007           $21,076        $15,191     $12,569
  1/31/2008           $18,659        $14,033     $12,632
  2/29/2008           $18,659        $13,959     $12,669
  3/31/2008           $18,737        $13,832     $12,778
  4/30/2008           $19,646        $14,570     $12,856
  5/31/2008           $19,880        $14,810     $12,964
  6/30/2008           $18,243        $13,634     $13,095
  7/31/2008           $17,671        $13,305     $13,164
  8/31/2008           $17,593        $13,124     $13,111
  9/30/2008           $15,384        $11,569     $13,093
 10/31/2008           $11,096        $ 9,378     $12,961
 11/30/2008           $10,083        $ 8,778     $12,712
 12/31/2008           $10,405        $ 9,064     $12,581
  1/31/2009           $ 9,586        $ 8,272     $12,636
  2/28/2009           $ 8,858        $ 7,431     $12,699
  3/31/2009           $ 9,525        $ 7,996     $12,729
  4/30/2009           $11,618        $ 8,901     $12,761
  5/31/2009           $13,013        $ 9,719     $12,798
  6/30/2009           $13,317        $ 9,679     $12,908
  7/31/2009           $15,197        $10,502     $12,888
  8/31/2009           $16,016        $10,940     $12,916

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS   8/31/09
-------------   -------
   1-Year        -7.94%
   5-Year        +4.86%
   10-Year       +5.90%

ADVISOR CLASS (9/1/99-8/31/09)

                              (PERFORMANCE GRAPH)

                  TEMPLETON GLOBAL
                  SMALLER COMPANIES    MSCI WORLD
    DATE        FUND - ADVISOR CLASS     INDEX        CPI
-------------   --------------------   ----------   -------
   9/1/1999           $10,000            $10,000    $10,000
  9/30/1999           $ 9,690            $ 9,904    $10,048
 10/31/1999           $ 9,671            $10,421    $10,066
 11/30/1999           $ 9,846            $10,715    $10,072
 12/31/1999           $10,455            $11,584    $10,072
  1/31/2000           $10,323            $10,922    $10,102
  2/29/2000           $10,631            $10,953    $10,162
  3/31/2000           $10,983            $11,711    $10,245
  4/30/2000           $10,470            $11,217    $10,251
  5/31/2000           $10,323            $10,934    $10,263
  6/30/2000           $10,734            $11,304    $10,317
  7/31/2000           $10,660            $10,987    $10,341
  8/31/2000           $10,734            $11,346    $10,341
  9/30/2000           $10,235            $10,744    $10,395
 10/31/2000           $ 9,668            $10,565    $10,413
 11/30/2000           $ 9,270            $ 9,925    $10,419
 12/31/2000           $ 9,614            $10,087    $10,413
  1/31/2001           $10,107            $10,283    $10,479
  2/28/2001           $ 9,937            $ 9,415    $10,521
  3/31/2001           $ 9,059            $ 8,799    $10,545
  4/30/2001           $ 9,444            $ 9,451    $10,586
  5/31/2001           $ 9,907            $ 9,334    $10,634
  6/30/2001           $ 9,691            $ 9,043    $10,652
  7/31/2001           $ 9,506            $ 8,924    $10,622
  8/31/2001           $ 9,429            $ 8,497    $10,622
  9/30/2001           $ 8,150            $ 7,749    $10,670
 10/31/2001           $ 8,450            $ 7,899    $10,634
 11/30/2001           $ 8,996            $ 8,367    $10,616
 12/31/2001           $ 9,465            $ 8,421    $10,575
  1/31/2002           $ 9,590            $ 8,167    $10,598
  2/28/2002           $ 9,840            $ 8,097    $10,640
  3/31/2002           $10,714            $ 8,457    $10,700
  4/30/2002           $11,058            $ 8,173    $10,760
  5/31/2002           $11,230            $ 8,192    $10,760
  6/30/2002           $10,605            $ 7,696    $10,766
  7/31/2002           $ 9,402            $ 7,049    $10,778
  8/31/2002           $ 9,121            $ 7,063    $10,814
  9/30/2002           $ 8,278            $ 6,288    $10,832
 10/31/2002           $ 8,501            $ 6,753    $10,850
 11/30/2002           $ 8,802            $ 7,119    $10,850
 12/31/2002           $ 8,660            $ 6,775    $10,826
  1/31/2003           $ 8,343            $ 6,571    $10,874
  2/28/2003           $ 7,917            $ 6,458    $10,958
  3/31/2003           $ 7,948            $ 6,440    $11,023
  4/30/2003           $ 8,770            $ 7,015    $10,999
  5/31/2003           $ 9,687            $ 7,420    $10,981
  6/30/2003           $10,034            $ 7,551    $10,993
  7/31/2003           $10,635            $ 7,706    $11,005
  8/31/2003           $11,346            $ 7,874    $11,047
  9/30/2003           $11,535            $ 7,924    $11,083
 10/31/2003           $12,390            $ 8,396    $11,071
 11/30/2003           $12,631            $ 8,526    $11,041
 12/31/2003           $13,331            $ 9,063    $11,029
  1/31/2004           $13,749            $ 9,210    $11,083
  2/29/2004           $14,343            $ 9,368    $11,143
  3/31/2004           $14,134            $ 9,309    $11,215
  4/30/2004           $13,942            $ 9,124    $11,251
  5/31/2004           $13,845            $ 9,213    $11,317
  6/30/2004           $14,311            $ 9,406    $11,352
  7/31/2004           $13,942            $ 9,102    $11,335
  8/31/2004           $13,990            $ 9,145    $11,341
  9/30/2004           $14,520            $ 9,321    $11,364
 10/31/2004           $14,887            $ 9,552    $11,424
 11/30/2004           $16,052            $10,057    $11,430
 12/31/2004           $16,855            $10,444    $11,388
  1/31/2005           $16,602            $10,211    $11,412
  2/28/2005           $17,289            $10,539    $11,478
  3/31/2005           $17,072            $10,339    $11,568
  4/30/2005           $16,349            $10,121    $11,646
  5/31/2005           $16,675            $10,309    $11,634
  6/30/2005           $17,072            $10,402    $11,640
  7/31/2005           $17,813            $10,768    $11,694
  8/31/2005           $17,777            $10,854    $11,753
  9/30/2005           $18,192            $11,139    $11,897
 10/31/2005           $17,226            $10,871    $11,921
 11/30/2005           $17,622            $11,239    $11,825
 12/31/2005           $18,200            $11,491    $11,777
  1/31/2006           $19,509            $12,007    $11,867
  2/28/2006           $19,727            $11,994    $11,891
  3/31/2006           $20,491            $12,263    $11,957
  4/30/2006           $21,233            $12,642    $12,059
  5/31/2006           $20,011            $12,221    $12,118
  6/30/2006           $19,509            $12,223    $12,142
  7/31/2006           $19,465            $12,302    $12,178
  8/31/2006           $19,880            $12,627    $12,202
  9/30/2006           $20,120            $12,782    $12,142
 10/31/2006           $20,974            $13,253    $12,077
 11/30/2006           $21,783            $13,585    $12,059
 12/31/2006           $22,687            $13,865    $12,077
  1/31/2007           $23,208            $14,031    $12,113
  2/28/2007           $23,332            $13,964    $12,178
  3/31/2007           $24,226            $14,225    $12,289
  4/30/2007           $25,045            $14,861    $12,369
  5/31/2007           $25,939            $15,292    $12,445
  6/30/2007           $26,460            $15,180    $12,469
  7/31/2007           $26,361            $14,847    $12,466
  8/31/2007           $25,244            $14,842    $12,443
  9/30/2007           $25,417            $15,553    $12,477
 10/31/2007           $25,730            $16,033    $12,504
 11/30/2007           $22,953            $15,385    $12,578
 12/31/2007           $22,950            $15,191    $12,569
  1/31/2008           $20,336            $14,033    $12,632
  2/29/2008           $20,336            $13,959    $12,669
  3/31/2008           $20,446            $13,832    $12,778
  4/30/2008           $21,437            $14,570    $12,856
  5/31/2008           $21,712            $14,810    $12,964
  6/30/2008           $19,951            $13,634    $13,095
  7/31/2008           $19,345            $13,305    $13,164
  8/31/2008           $19,263            $13,124    $13,111
  9/30/2008           $16,869            $11,569    $13,093
 10/31/2008           $12,163            $ 9,378    $12,961
 11/30/2008           $11,062            $ 8,778    $12,712
 12/31/2008           $11,464            $ 9,064    $12,581
  1/31/2009           $10,549            $ 8,272    $12,636
  2/28/2009           $ 9,765            $ 7,431    $12,699
  3/31/2009           $10,484            $ 7,996    $12,729
  4/30/2009           $12,835            $ 8,901    $12,761
  5/31/2009           $14,370            $ 9,719    $12,798
  6/30/2009           $14,730            $ 9,679    $12,908
  7/31/2009           $16,820            $10,502    $12,888
  8/31/2009           $17,734            $10,940    $12,916


                               Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE AND LESSER LIQUIDITY. IN ADDITION, SMALLER-COMPANY STOCKS HAVE HISTORICALLY EXHIBITED GREATER PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS B: These shares have higher annual fees and expenses than Class A shares.

CLASS C: Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Cumulative total return represents the change in value of an investment over the periods indicated.

(2.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(3.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(4.) In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The MSCI World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed markets. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 =
     $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                          BEGINNING ACCOUNT  ENDING ACCOUNT   EXPENSES PAID DURING
                                             VALUE 3/1/09     VALUE 3/31/09  PERIOD* 3/1/09-8/31/09
                                          -----------------  --------------  ----------------------
CLASS A
Actual                                          $1,000          $1,818.80            $10.44
Hypothetical (5% return before expenses)        $1,000          $1,017.80            $ 7.48
CLASS B
Actual                                          $1,000          $1,810.50            $15.73
Hypothetical (5% return before expenses)        $1,000          $1,014.01            $11.27
CLASS C
Actual                                          $1,000          $1,808.20            $15.71
Hypothetical (5% return before expenses)        $1,000          $1,014.01            $11.27
ADVISOR CLASS
Actual                                          $1,000          $1,816.10            $ 8.73
Hypothetical (5% return before expenses)        $1,000          $1,019.00            $ 6.26

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 1.47%; B: 2.22%; C: 2.22%; and Advisor:
     1.23%), multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.


                               14 | Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL HIGHLIGHTS

                                                                       YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------------
CLASS A                                               2009       2008         2007          2006         2005
-------                                             --------   --------    ----------    ----------    --------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   6.97   $  10.13    $     9.09    $     9.82    $   8.69
                                                    --------   --------    ----------    ----------    --------
Income from investment operations(a):
   Net investment income(b) .....................       0.06       0.07          0.06          0.08        0.12
   Net realized and unrealized gains (losses) ...      (0.98)     (2.27)         2.13          0.83        2.02
                                                    --------   --------    ----------    ----------    --------
Total from investment operations ................      (0.92)     (2.20)         2.19          0.91        2.14
                                                    --------   --------    ----------    ----------    --------
Less distributions from:
   Net investment income ........................      (0.09)     (0.10)        (0.12)        (0.14)      (0.10)
   Net realized gains ...........................      (0.54)     (0.86)        (1.03)        (1.50)      (0.91)
                                                    --------   --------    ----------    ----------    --------
Total distributions .............................      (0.63)     (0.96)        (1.15)        (1.64)      (1.01)
                                                    --------   --------    ----------    ----------    --------
Redemption fees(c) ..............................         --         --(d)         --(d)         --(d)       --(d)
                                                    --------   --------    ----------    ----------    --------
Net asset value, end of year ....................   $   5.42   $   6.97    $    10.13    $     9.09    $   9.82
                                                    ========   ========    ==========    ==========    ========
Total return(e) .................................      (8.08)%   (23.88)%       26.52%        11.66%      26.78%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................       1.49%      1.35%         1.32%         1.34%       1.35%
Net investment income ...........................       1.47%      0.93%         0.68%         0.90%       1.33%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $732,847   $936,192    $1,470,895    $1,128,415    $949,606
Portfolio turnover rate .........................      31.29%     17.46%        28.07%        33.90%      41.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Global Smaller Companies Fund

                                                                  YEAR ENDED AUGUST 31,
                                                    ----------------------------------------------
CLASS B                                              2009      2008      2007      2006      2005
-------                                             ------   -------    ------    ------    ------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $ 6.63   $  9.68    $ 8.72    $ 9.50    $ 8.42
                                                    ------   -------    ------    ------    ------
Income from investment operations(a):
   Net investment income (loss)(b) ..............     0.03      0.01     (0.01)     0.01      0.06
   Net realized and unrealized gains (losses) ...    (0.94)    (2.17)     2.05      0.81      1.95
                                                    ------   -------    ------    ------    ------
Total from investment operations ................    (0.91)    (2.16)     2.04      0.82      2.01
                                                    ------   -------    ------    ------    ------
Less distributions from:
   Net investment income ........................    (0.02)    (0.03)    (0.05)    (0.10)    (0.02)
   Net realized gains ...........................    (0.54)    (0.86)    (1.03)    (1.50)    (0.91)
                                                    ------   -------    ------    ------    ------
Total distributions .............................    (0.56)    (0.89)    (1.08)    (1.60)    (0.93)
                                                    ------   -------    ------    ------    ------
Redemption fees(c) ..............................       --        --(d)     --(d)     --(d)     --(d)
                                                    ------   -------    ------    ------    ------
Net asset value, end of year ....................   $ 5.16   $  6.63    $ 9.68    $ 8.72    $ 9.50
                                                    ======   =======    ======    ======    ======
Total return(e) .................................    (8.88)%  (24.47)%   25.69%    10.74%    25.86%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................     2.26%     2.12%     2.07%     2.09%     2.10%
Net investment income (loss) ....................     0.70%     0.16%    (0.07)%    0.15%     0.58%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $2,929   $ 4,470    $9,010    $8,027    $7,983
Portfolio turnover rate .........................    31.29%    17.46%    28.07%    33.90%    41.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Global Smaller Companies Fund

                                                                   YEAR ENDED AUGUST 31,
                                                    --------------------------------------------------
CLASS C                                               2009      2008       2007       2006       2005
-------                                             -------   -------    -------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $  6.77   $  9.86    $  8.88    $  9.65    $  8.55
                                                    -------   -------    -------    -------    -------
Income from investment operations(a):
   Net investment income (loss)(b) ..............      0.03      0.01         --(c)    0.01       0.06
   Net realized and unrealized gains (losses) ...     (0.96)    (2.21)      2.07       0.83       1.98
                                                    -------   -------    -------    -------    -------
Total from investment operations ................     (0.93)    (2.20)      2.07       0.84       2.04
                                                    -------   -------    -------    -------    -------
Less distributions from:
   Net investment income ........................     (0.02)    (0.03)     (0.06)     (0.11)     (0.03)
   Net realized gains ...........................     (0.54)    (0.86)     (1.03)     (1.50)     (0.91)
                                                    -------   -------    -------    -------    -------
Total distributions .............................     (0.56)    (0.89)     (1.09)     (1.61)     (0.94)
                                                    -------   -------    -------    -------    -------
Redemption fees(d) ..............................        --        --(c)      --(c)      --(c)      --(c)
                                                    -------   -------    -------    -------    -------
Net asset value, end of year ....................   $  5.28   $  6.77    $  9.86    $  8.88    $  9.65
                                                    =======   =======    =======    =======    =======
Total return(e) .................................     (8.96)%  (24.38)%    25.58%     10.89%     25.74%
RATIOS TO AVERAGE NET ASSETS
Expenses(f) .....................................      2.26%     2.09%      2.06%      2.09%      2.10%
Net investment income (loss) ....................      0.70%     0.19%     (0.06)%     0.15%      0.58%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $33,300   $49,346    $98,269    $71,857    $55,448
Portfolio turnover rate .........................     31.29%    17.46%     28.07%     33.90%     41.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Amount rounds to less than $0.01 per share.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Global Smaller Companies Fund

                                                                    YEAR ENDED AUGUST 31,
                                                    -----------------------------------------------------
ADVISOR CLASS                                         2009       2008        2007        2006       2005
-------------                                       --------   --------    --------    -------    -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year ..............   $   7.00   $  10.17    $   9.11    $  9.84    $  8.71
                                                    --------   --------    --------    -------    -------
Income from investment operations(a):
   Net investment income(b) .....................       0.07       0.10        0.10       0.11       0.16
   Net realized and unrealized gains (losses) ...      (1.00)     (2.29)       2.13       0.82       2.01
                                                    --------   --------    --------    -------    -------
Total from investment operations ................      (0.93)     (2.19)       2.23       0.93       2.17
                                                    --------   --------    --------    -------    -------
Less distributions from:
   Net investment income ........................      (0.10)     (0.12)      (0.14)     (0.16)     (0.13)
   Net realized gains ...........................      (0.54)     (0.86)      (1.03)     (1.50)     (0.91)
                                                    --------   --------    --------    -------    -------
Total distributions .............................      (0.64)     (0.98)      (1.17)     (1.66)     (1.04)
                                                    --------   --------    --------    -------    -------
Redemption fees(c) ..............................         --         --(d)       --(d)      --(d)      --(d)
                                                    --------   --------    --------    -------    -------
Net asset value, end of year ....................   $   5.43   $   7.00    $  10.17    $  9.11    $  9.84
                                                    ========   ========    ========    =======    =======
Total return ....................................      (7.94)%   (23.69)%     26.98%     11.83%     27.07%
RATIOS TO AVERAGE NET ASSETS
Expenses(e) .....................................       1.26%      1.12%       1.07%      1.09%      1.10%
Net investment income ...........................       1.70%      1.16%       0.93%      1.15%      1.58%
SUPPLEMENTAL DATA
Net assets, end of year (000's) .................   $108,383   $126,003    $117,115    $60,588    $39,912
                                                    --------   --------    --------    -------    -------
Portfolio turnover rate .........................      31.29%     17.46%      28.07%     33.90%     41.58%

(a) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(b)  Based on average daily shares outstanding.

(c)  Effective September 1, 2008, the redemption fee was eliminated.

(d)  Amount rounds to less than $0.01 per share.

(e)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Smaller Companies Fund

STATEMENT OF INVESTMENTS, AUGUST 31, 2009

                                                                 INDUSTRY                         SHARES          VALUE
                                              ----------------------------------------------   ------------   -------------
      COMMON STOCKS 96.3%
      AUSTRALIA 7.9%
      Billabong International Ltd. ........          Textiles, Apparel & Luxury Goods               381,322   $   3,381,878
  (a) Billabong International Ltd., 144A ..          Textiles, Apparel & Luxury Goods                69,332         614,893
      Downer EDI Ltd. .....................           Commercial Services & Supplies              2,572,604      17,427,059
      Emeco Holdings Ltd. .................          Trading Companies & Distributors            17,820,693      11,665,493
  (b) Iluka Resources Ltd. ................                   Metals & Mining                     3,205,222      10,693,799
  (b) Pacific Brands Ltd. .................                    Distributors                      11,651,881      10,973,564
(a,b) Pacific Brands Ltd., 144A ...........                    Distributors                       8,738,910       8,230,173
      PaperlinX Ltd. ......................               Paper & Forest Products                10,456,146       6,093,931
                                                                                                              -------------
                                                                                                                 69,080,790
                                                                                                              -------------
      BAHAMAS 1.8%
  (b) Steiner Leisure Ltd. ................            Diversified Consumer Services                464,960      15,445,971
                                                                                                              -------------
      BELGIUM 1.6%
  (b) Barco NV ............................   Electronic Equipment, Instruments & Components        294,630      14,367,202
                                                                                                              -------------
      CANADA 6.5%
  (b) ATS Automation Tooling Systems
        Inc. ..............................                      Machinery                          885,180       3,575,178
      Biovail Corp. .......................                   Pharmaceuticals                       889,700      11,373,786
  (b) Canaccord Capital Inc. ..............                   Capital Markets                     1,926,100      15,928,364
      Dorel Industries Inc., B ............                 Household Durables                      171,100       4,712,344
  (b) Genworth MI Canada Inc. .............             Thrifts & Mortgage Finance                  107,100       2,397,725
(a,b) Genworth MI Canada Inc., 144A .......             Thrifts & Mortgage Finance                  466,800      10,450,587
  (b) GSI Group Inc. ......................   Electronic Equipment, Instruments & Components      1,071,820         718,119
  (b) HudBay Minerals Inc .................                   Metals & Mining                       357,000       2,753,306
      Mullen Group Ltd. ...................             Energy Equipment & Services                 386,100       5,059,326
                                                                                                              -------------
                                                                                                                 56,968,735
                                                                                                              -------------
      CAYMAN ISLANDS 1.1%
      Stella International Holdings Ltd. ..          Textiles, Apparel & Luxury Goods             5,743,500       9,574,353
                                                                                                              -------------
      CHINA 5.3%
      AAC Acoustic Technologies Holdings
         Inc. .............................              Communications Equipment                 7,772,048       6,437,849
  (b) Bio-Treat Technology Ltd. ...........           Commercial Services & Supplies             20,490,417         995,336
      People's Food Holdings Ltd. .........                    Food Products                     29,293,000      14,737,466
      Sinotrans Ltd., H ...................               Air Freight & Logistics                66,042,621      15,593,574
  (b) TCL Communication Technology Holdings
         Ltd. .............................              Communications Equipment                14,387,887       1,633,616
      Weiqiao Textile Co. Ltd., H .........          Textiles, Apparel & Luxury Goods             9,651,000       6,761,490
                                                                                                              -------------
                                                                                                                 46,159,331
                                                                                                              -------------
      FINLAND 2.2%
      Amer Sports OYJ .....................            Leisure Equipment & Products                 778,180       8,278,899
  (b) Elcoteq SE, A .......................              Communications Equipment                   418,798         780,614
      Huhtamaki OYJ .......................               Containers & Packaging                    863,810      10,416,045
                                                                                                              -------------
                                                                                                                 19,475,558
                                                                                                              -------------
      GERMANY 0.5%
  (b) Jenoptik AG                             Electronic Equipment, Instruments & Components        977,110       4,693,284
                                                                                                              -------------


                               Annual Report | 19

Templeton Global Smaller Companies Fund

                                                                 INDUSTRY                         SHARES          VALUE
                                              ----------------------------------------------   ------------   -------------
      COMMON STOCKS (CONTINUED)
      HONG KONG 8.0%
      Asia Satellite Telecommunications
         Holdings Ltd. ....................       Diversified Telecommunication Services          3,454,500   $   5,437,701
      Dah Sing Financial Group ............                  Commercial Banks                     4,228,400      22,695,496
  (b) Fountain Set (Holdings) Ltd. ........          Textiles, Apparel & Luxury Goods            33,524,000       4,368,652
      Giordano International Ltd. .........                  Specialty Retail                    40,089,348      11,741,542
      Hopewell Highway Infrastructure
         Ltd. .............................            Transportation Infrastructure                298,200         180,447
      Hopewell Holdings Ltd. ..............        Real Estate Management & Development           2,982,000       9,022,373
      Hung Hing Printing Group Ltd. .......               Containers & Packaging                 20,862,508       5,329,690
      Yue Yuen Industrial Holdings Ltd. ...          Textiles, Apparel & Luxury Goods             4,196,500      11,072,631
                                                                                                              -------------
                                                                                                                 69,848,532
                                                                                                              -------------
      JAPAN 5.6%
      Aiful Corp. .........................                  Consumer Finance                     1,084,850       3,240,446
      Asics Corp. .........................          Textiles, Apparel & Luxury Goods                36,000         353,927
      Descente Ltd. .......................          Textiles, Apparel & Luxury Goods             2,333,000      10,954,346
      Kobayashi Pharmaceutical Co. Ltd. ...                  Personal Products                      227,200      10,204,104
      MEITEC Corp. ........................                Professional Services                    239,900       4,766,037
      Nichii Gakkan Co. ...................          Health Care Providers & Services               322,500       3,728,484
      Sangetsu Co. Ltd. ...................                 Household Durables                       82,663       1,860,739
      Sohgo Security Services Co. Ltd. ....           Commercial Services & Supplies                172,800       2,159,304
  (b) Takuma Co. Ltd. .....................                      Machinery                        2,627,000       7,028,291
      USS Co. Ltd. ........................                  Specialty Retail                        81,030       5,101,921
                                                                                                              -------------
                                                                                                                 49,397,599
                                                                                                              -------------
      NETHERLANDS 8.7%
      Aalberts Industries NV ..............                      Machinery                          803,140       9,857,201
  (b) Draka Holding NV ....................                Electrical Equipment                     859,206      15,405,280
      Imtech NV ...........................             Construction & Engineering                  606,091      14,681,980
      Mediq NV ............................          Health Care Providers & Services               838,560      13,261,671
      Twentsche Kabel Holdings NV .........              Communications Equipment                   583,786       9,123,654
  (b) USG People NV .......................                Professional Services                    858,366      13,888,735
                                                                                                              -------------
                                                                                                                 76,218,521
                                                                                                              -------------
      NORWAY 0.4%
      Tomra Systems ASA ...................           Commercial Services & Supplies                715,996       3,272,594
                                                                                                              -------------
      PHILIPPINES 0.0%(c)
  (b) First Gen Corp. .....................    Independent Power Producers & Energy Traders         610,000         268,750
                                                                                                              -------------
      SINGAPORE 0.1%
  (b) Huan Hsin Holdings Ltd. .............   Electronic Equipment, Instruments & Components      6,101,000       1,058,430
                                                                                                              -------------
      SOUTH KOREA 7.3%
      Busan Bank ..........................                  Commercial Banks                     1,793,670      16,155,955
      Daeduck Electronics Co. Ltd. ........   Electronic Equipment, Instruments & Components      1,221,875       5,400,120
      Daegu Bank Co. Ltd. .................                  Commercial Banks                     1,249,460      14,555,359
      Halla Climate Control Corp ..........                   Auto Components                     1,104,000      10,562,690
      INTOPS Co. Ltd. .....................   Electronic Equipment, Instruments & Components        223,678       3,393,673


                                20 | Annual Report

Templeton Global Smaller Companies Fund

                                                                 INDUSTRY                         SHARES          VALUE
                                              ----------------------------------------------   ------------   -------------
      COMMON STOCKS (CONTINUED)
      SOUTH KOREA (CONTINUED)
      Sindoh Co. Ltd. .....................                 Office Electronics                      158,198   $   7,346,264
  (b) Youngone Corp. ......................          Textiles, Apparel & Luxury Goods               657,168       4,093,489
      Youngone Holdings Co. Ltd. ..........          Textiles, Apparel & Luxury Goods               164,292       2,926,739
                                                                                                              -------------
                                                                                                                 64,434,289
                                                                                                              -------------
      SPAIN 1.0%
      Sol Melia SA ........................            Hotels, Restaurants & Leisure              1,078,193       8,533,441
                                                                                                              -------------
      SWEDEN 0.7%
(b,d) D. Carnegie & Co. AB ................                   Capital Markets                     2,352,546              --
      Niscayah Group AB ...................           Commercial Services & Supplies              3,472,830       6,392,131
                                                                                                              -------------
                                                                                                                  6,392,131
                                                                                                              -------------
      SWITZERLAND 3.2%
      Panalpina Welttransport Holding AG ..               Air Freight & Logistics                   159,350      12,641,451
      Verwaltungs- und Privat-Bank AG .....                   Capital Markets                        75,518       8,173,360
      Vontobel Holding AG .................                   Capital Markets                       206,628       7,191,049
                                                                                                              -------------
                                                                                                                 28,005,860
                                                                                                              -------------
      TAIWAN 4.7%
      AcBel Polytech Inc. .................                Electrical Equipment                   5,709,751       3,530,642
      D-Link Corp. ........................              Communications Equipment                 5,902,930       4,537,956
      Giant Manufacturing Co. Ltd. ........            Leisure Equipment & Products               4,639,320      11,869,667
      Simplo Technology Co. Ltd. ..........               Computers & Peripherals                   171,099         772,051
  (b) Ta Chong Bank Ltd. ..................                  Commercial Banks                    52,393,000       7,960,042
      Taiwan Fu Hsing .....................                  Building Products                    9,336,180       4,652,487
      Test-Rite International Co. Ltd. ....                    Distributors                      16,875,630       7,742,997
                                                                                                              -------------
                                                                                                                 41,065,842
                                                                                                              -------------
      THAILAND 3.7%
      Bank of Ayudhya Public Co. Ltd.,
         fgn. .............................                 Commercial Banks                    18,625,300       9,690,412
      Bank of Ayudhya Public Co. Ltd.,
         NVDR .............................                 Commercial Banks                    15,401,900       8,058,607
      Glow Energy Public Co. Ltd., fgn. ...   Independent Power Producers & Energy Traders       8,979,896       8,116,749
      Total Access Communication Public
         Co. Ltd., fgn. ...................         Wireless Telecommunication Services          7,231,000       7,050,225
                                                                                                             -------------
                                                                                                                32,915,993
                                                                                                             -------------
      UNITED KINGDOM 7.9%
      Bodycote PLC ........................                      Machinery                       3,610,176      10,030,483
      Burberry Group PLC ..................          Textiles, Apparel & Luxury Goods              804,310       6,346,462
      Fiberweb PLC ........................                  Personal Products                   6,160,581       6,697,109
      Future PLC ..........................                        Media                        11,231,610       3,795,549
      GAME Group PLC ......................                  Specialty Retail                    3,408,480       9,114,825
      Henderson Group PLC .................                   Capital Markets                    9,149,752      19,073,647
      Yule Catto & Co. PLC ................                      Chemicals                       6,523,350      14,236,063
                                                                                                             -------------
                                                                                                                69,294,138
                                                                                                             -------------


                               Annual Report | 21

Templeton Global Smaller Companies Fund

                                                                 INDUSTRY                         SHARES          VALUE
                                              ----------------------------------------------   ------------   -------------
      COMMON STOCKS (CONTINUED)
      UNITED STATES 18.1%
  (b) Chico's FAS Inc. ....................                  Specialty Retail                     1,472,490   $  18,744,798
  (b) Fossil Inc. .........................          Textiles, Apparel & Luxury Goods               440,540      11,180,905
  (b) Hibbett Sports Inc. .................                  Specialty Retail                       821,570      14,434,985
  (b) JAKKS Pacific Inc. ..................            Leisure Equipment & Products                 483,990       6,485,466
         K-Swiss Inc., A ..................          Textiles, Apparel & Luxury Goods             1,293,330      12,467,701
(b,e) Leapfrog Enterprises Inc. ...........            Leisure Equipment & Products               2,971,610      11,678,427
      Legg Mason Inc. .....................                   Capital Markets                       591,630      17,015,279
  (b) RC2 Corp. ...........................            Leisure Equipment & Products                 292,400       4,590,680
      Scholastic Corp. ....................                        Media                            363,740       8,860,706
  (b) Sealy Corp. .........................                 Household Durables                    3,655,420       9,577,201
  (b) Tempur-Pedic International Inc. .....                 Household Durables                    1,126,890      16,677,972
  (b) VASCO Data Security International
         Inc. .............................                      Software                           775,265       6,713,795
  (b) Volcom Inc. .........................          Textiles, Apparel & Luxury Goods               516,790       7,322,914
(b,e) West Marine Inc. ....................                  Specialty Retail                     1,592,777      13,172,266
                                                                                                              -------------
                                                                                                                158,923,095
                                                                                                              -------------
      TOTAL COMMON STOCKS
         (COST $935,697,748) ..............                                                                     845,394,439
                                                                                                              -------------
      CONVERTIBLE PREFERRED STOCKS
      (COST $22,376,433) 2.2%
      UNITED STATES 2.2%
  (f) Sealy Corp., 8.00%, cvt. pfd., PIK ..                  Household Durables                     281,186      19,264,053
                                                                                                              -------------

      TOTAL INVESTMENTS BEFORE SHORT TERM
         INVESTMENTS (COST $958,074,181) ..                                                                     864,658,492
                                                                                                              -------------

                                                                                                 PRINCIPAL
                                                                                                  AMOUNT
                                                                                               ------------
      SHORT TERM INVESTMENTS
      (COST $11,104,975) 1.3%
      U.S. GOVERNMENT AND AGENCY SECURITIES 1.3%
  (g) FHLB, 9/01/09 .......................                                                    $ 11,105,000      11,105,000
                                                                                                              -------------
      TOTAL INVESTMENTS
      (COST $969,179,156)
         99.8% ............................                                                                     875,763,492
      OTHER ASSETS, LESS LIABILITIES 0.2% .                                                                       1,696,251
                                                                                                              -------------
      NET ASSETS 100.0% ...................                                                                   $ 877,459,743
                                                                                                              =============

See Abbreviations on page 35.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Fund's Board of Trustees. At August 31, 2009, the aggregate value of these securities was $19,295,653, representing 2.20% of net assets.

(b)  Non-income producing.

(c)  Rounds to less than 0.1% of net assets.

(d) Security has been deemed illiquid because it may not be able to be sold within seven days.

(e)  See Note 8 regarding holdings of 5% voting securities.

(f)  Income may be received in additional securities and/or cash.

(g)  The security is traded on a discount basis with no stated coupon rate.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Smaller Companies Fund

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2009

Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .........................   $  915,631,045
      Cost - Non-controlled affiliated issuers (Note 8) ...       53,548,111
                                                              --------------
      Total cost of investments ...........................   $  969,179,156
                                                              ==============
      Value - Unaffiliated issuers ........................   $  850,912,799
      Value - Non-controlled affiliated issuers (Note 8) ..       24,850,693
                                                              ==============
      Total value of investments ..........................      875,763,492
   Cash ...................................................            3,226
   Receivables:
      Investment securities sold ..........................        3,749,801
      Capital shares sold .................................        2,542,497
      Dividends ...........................................        2,244,156
   Other assets ...........................................              630
                                                              --------------
         Total assets .....................................      884,303,802
                                                              --------------
Liabilities:
   Payables:
      Investment securities purchased .....................        1,748,396
      Capital shares redeemed .............................        3,703,750
      Affiliates ..........................................          908,332
   Accrued expenses and other liabilities .................          483,581
                                                              --------------
         Total liabilities ................................        6,844,059
                                                              --------------
            Net assets, at value ..........................   $  877,459,743
                                                              ==============
Net assets consist of:
   Paid-in capital ........................................   $1,156,345,845
   Undistributed net investment income ....................       10,047,277
   Net unrealized appreciation (depreciation) .............      (93,369,623)
   Accumulated net realized gain (loss) ...................     (195,563,756)
                                                              --------------
            Net assets, at value ..........................   $  877,459,743
                                                              ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Global Smaller Companies Fund

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
August 31, 2009

CLASS A:
   Net assets, at value ...................................   $732,846,877
   Shares outstanding .....................................    135,272,991
   Net asset value per share(a) ...........................   $       5.42
   Maximum offering price per share (net asset value per
      share / 94.25%) .....................................   $       5.75
CLASS B:
   Net assets, at value ...................................   $  2,929,340
   Shares outstanding .....................................        567,478
   Net asset value and maximum offering price per
      share(a) ............................................   $       5.16
CLASS C:
   Net assets, at value ...................................   $ 33,300,194
   Shares outstanding .....................................      6,303,827
   Net asset value and maximum offering price per
      share(a) ............................................   $       5.28
ADVISOR CLASS:
   Net assets, at value ...................................   $108,383,332
   Shares outstanding .....................................     19,955,271
   Net asset value and maximum offering price per share ...   $       5.43

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Global Smaller Companies Fund

STATEMENT OF OPERATIONS
for the year ended August 31, 2009

Investment income:
   Dividends (net of foreign taxes of $1,666,706) .................................   $  20,375,109
   Interest .......................................................................         181,514
                                                                                      -------------
         Total investment income ..................................................      20,556,623
                                                                                      -------------
Expenses:
   Management fees (Note 3a) ......................................................       5,215,942
   Administrative fees (Note 3b) ..................................................         948,450
   Distribution fees: (Note 3c)
      Class A .....................................................................       1,287,593
      Class B .....................................................................          24,291
      Class C .....................................................................         279,207
   Transfer agent fees (Note 3e) ..................................................       1,949,696
   Custodian fees (Note 4) ........................................................         247,441
   Reports to shareholders ........................................................         145,922
   Registration and filing fees ...................................................          90,627
   Professional fees ..............................................................          33,508
   Trustees' fees and expenses ....................................................          73,129
   Other ..........................................................................          55,020
                                                                                      -------------
         Total expenses ...........................................................      10,350,826
         Expense reductions (Note 4) ..............................................          (2,394)
                                                                                      -------------
            Net expenses ..........................................................      10,348,432
                                                                                      -------------
               Net investment income ..............................................      10,208,191
                                                                                      -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments:
         Unaffiliated issuers .....................................................    (191,916,912)
         Non-controlled affiliated issuers (Note 8) ...............................      (3,609,162)
      Foreign currency transactions ...............................................        (159,220)
                                                                                      -------------
            Net realized gain (loss) ..............................................    (195,685,294)
                                                                                      -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .................................................................      56,348,669
      Translation of other assets and liabilities denominated in foreign
         currencies ...............................................................         110,511
                                                                                      -------------
            Net change in unrealized appreciation (depreciation) ..................      56,459,180
                                                                                      -------------
Net realized and unrealized gain (loss) ...........................................    (139,226,114)
                                                                                      -------------
Net increase (decrease) in net assets resulting from operations ...................   $(129,017,923)
                                                                                      =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Global Smaller Companies Fund

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                 YEAR ENDED AUGUST 31,
                                                                                            -------------------------------
                                                                                                 2009             2008
                                                                                            --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $   10,208,191   $   12,536,230
      Net realized gain (loss) from investments and foreign currency transactions .......     (195,685,294)     109,572,815
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ..       56,459,180     (516,437,027)
                                                                                            --------------   --------------
         Net increase (decrease) in net assets resulting from operations ................     (129,017,923)    (394,327,982)
                                                                                            --------------   --------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................................................      (10,399,127)     (14,287,758)
         Class B ........................................................................          (11,709)         (23,467)
         Class C ........................................................................         (143,310)        (306,005)
         Advisor Class ..................................................................       (2,277,049)      (1,436,355)
      Net realized gains:
         Class A ........................................................................      (66,168,273)    (125,660,828)
         Class B ........................................................................         (306,993)        (796,890)
         Class C ........................................................................       (3,426,195)      (8,455,957)
         Advisor Class ..................................................................      (12,127,130)     (10,615,063)
                                                                                            --------------   --------------
   Total distributions to shareholders ..................................................      (94,859,786)    (161,582,323)
                                                                                            --------------   --------------
   Capital share transactions: (Note 2)
         Class A ........................................................................       (8,508,052)     (61,748,809)
         Class B ........................................................................         (548,255)      (1,772,174)
         Class C ........................................................................       (4,470,044)     (18,880,962)
         Advisor Class ..................................................................       (1,147,071)      59,030,152
                                                                                            --------------   --------------
   Total capital share transactions .....................................................      (14,673,422)     (23,371,793)
                                                                                            --------------   --------------
   Redemption fees ......................................................................               --            3,148
                                                                                            --------------   --------------
            Net increase (decrease) in net assets .......................................     (238,551,131)    (579,278,950)
Net assets:
   Beginning of year ....................................................................    1,116,010,874    1,695,289,824
                                                                                            --------------   --------------
   End of year ..........................................................................   $  877,459,743   $1,116,010,874
                                                                                            ==============   ==============
Undistributed net investment income included in net assets:
   End of year ..........................................................................   $   10,047,277   $   12,799,469
                                                                                            ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Global Smaller Companies Fund

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Smaller Companies Fund (Fund) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company. The Fund offers four classes of shares: Class A, Class B, Class C, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Equity and other securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Certain equity securities are valued based upon fundamental characteristics or relationships to similar securities.

Foreign equity securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign equity security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis based upon the underlying investment book value, anticipated future cash flows, market changes in comparable or similar securities, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Fund's Board of Trustees.


                               Annual Report | 27

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Fund's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of August 31, 2009, and have determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend and interest income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are


                                28 | Annual Report

Templeton Global Smaller Companies Fund

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS (CONTINUED)

determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

E. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

F. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

G. GUARANTEES AND INDEMNIFICATIONS

Under the Fund's organizational documents, its officers and trustees are indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.


                               Annual Report | 29

Templeton Global Smaller Companies Fund

2. SHARES OF BENEFICIAL INTEREST

At August 31, 2009, there were an unlimited number of shares authorized (without par value). Transactions in the Fund's shares were as follows:

                                                           YEAR ENDED AUGUST 31,
                                         ---------------------------------------------------------
                                                     2009                          2008
                                         ---------------------------   ---------------------------
                                            SHARES         AMOUNT        SHARES          AMOUNT
                                         -----------   -------------   -----------   -------------
CLASS A SHARES:
   Shares sold .......................    15,188,376   $  69,507,491    12,337,464   $ 107,834,035
   Shares issued in reinvestment of
     distributions ...................    19,523,769      67,357,003    13,411,128     121,882,020
   Shares redeemed ...................   (33,690,427)   (145,372,546)  (36,641,340)   (291,464,864)
                                         -----------   -------------   -----------   -------------
   Net increase (decrease) ...........     1,021,718   $  (8,508,052)  (10,892,748)  $ (61,748,809)
                                         ===========   =============   ===========   =============
CLASS B SHARES:
   Shares sold .......................        50,752   $     217,080        26,524   $     224,015
   Shares issued in reinvestment of
     distributions ...................        87,357         288,277        83,602         727,290
   Shares redeemed ...................      (244,634)     (1,053,612)     (366,943)     (2,723,479)
                                         -----------   -------------   -----------   -------------
   Net increase (decrease) ...........      (106,525)  $    (548,255)     (256,817)  $  (1,772,174)
                                         ===========   =============   ===========   =============
CLASS C SHARES:
   Shares sold .......................       826,267   $   3,466,848       545,994   $   4,530,362
   Shares issued in reinvestment of
     distributions ...................       842,760       2,848,530       741,530       6,580,741
   Shares redeemed ...................    (2,655,994)    (10,785,422)   (3,958,737)    (29,992,065)
                                         -----------   -------------   -----------   -------------
   Net increase (decrease) ...........      (986,967)  $  (4,470,044)   (2,671,213)  $ (18,880,962)
                                         ===========   =============   ===========   =============
ADVISOR CLASS SHARES:
   Shares sold .......................     9,099,343   $  37,372,758     9,517,914   $  80,904,523
   Shares issued in reinvestment of
     distributions ...................     4,079,917      14,075,713     1,256,440      11,395,819
   Shares redeemed ...................   (11,220,232)    (52,595,542)   (4,290,289)    (33,270,190)
                                         -----------   -------------   -----------   -------------
   Net increase (decrease) ...........     1,959,028   $  (1,147,071)    6,484,065   $  59,030,152
                                         ===========   =============   ===========   =============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                 AFFILIATION
----------------------------------------------------   --------------------------------
Franklin Templeton Investment Corp. (FTIC)             Investment manager
Templeton Investment Counsel, LLC (TIC)                Investment manager - sub advisor
Franklin Templeton Services, LLC (FT Services)         Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)   Principal underwriter
Franklin Templeton Investor Services, LLC (Investor    Transfer agent
   Services)


                               30 | Annual Report

Templeton Global Smaller Companies Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to FTIC based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.750%                Up to and including $1 billion
0.730%                Over $1 billion, up to and including $5 billion
0.710%                Over $5 billion, up to and including $10 billion
0.690%                Over $10 billion, up to and including $15 billion
0.670%                Over $15 billion, up to and including  $20 billion
0.650%                In excess of $20 billion

Under a subadvisory agreement, TIC, an affiliate of FTIC, provides subadvisory services to the Fund and receives from FTIC fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services based on the Fund's average daily net assets as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
0.150%                Up to and including $200 million
0.135%                Over $200 million, up to and including $700 million
0.100%                Over $700 million, up to and including $1.2 billion
0.075%                In excess of  $1.2 billion

C. DISTRIBUTION FEES

The Fund's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund's Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Fund's Class B and C compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class B ..   1.00%
Class C ..   1.00%


                               Annual Report | 31

Templeton Global Smaller Companies Fund

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to unaffiliated
   broker/dealers ...............................................   $60,504
Contingent deferred sales charges retained ......................   $ 2,921

E. TRANSFER AGENT FEES

For the year ended August 31, 2009, the Fund paid transfer agent fees of $1,949,696, of which $1,098,406 was retained by Investor Services.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended August 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At August 31, 2009, the Fund had tax basis capital losses of $20,850,045 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At August 31, 2009, the Fund deferred realized capital losses of $174,713,711.

The tax character of distributions paid during the years ended August 31, 2009 and 2008, was as follows:

                                                    2009          2008
                                                -----------   ------------
Distributions paid from:
   Ordinary income ..........................   $12,838,845   $ 19,953,646
   Long term capital gain ...................    82,020,941    141,628,677
                                                -----------   ------------
                                                $94,859,786   $161,582,323
                                                ===========   ============


                               32 | Annual Report

Templeton Global Smaller Companies Fund

5. INCOME TAXES (CONTINUED)

At August 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..........................   $ 969,338,733
                                                 =============
Unrealized appreciation ......................   $ 163,859,463
Unrealized depreciation ......................    (257,434,704)
                                                 -------------
Net unrealized appreciation (depreciation) ...   $ (93,575,241)
                                                 =============
Undistributed ordinary income ................   $  10,206,852
                                                 =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, bond discounts and premiums, and corporate actions.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions and bond discounts and premiums.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended August 31, 2009, aggregated $219,826,287 and $242,229,455, respectively.

7. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

8. HOLDINGS OF 5% VOTING SECURITIES OF PORTFOLIO COMPANIES

The 1940 Act defines "affiliated companies" to include investments in portfolio companies in which a fund owns 5% or more of the outstanding voting securities. Investments in "affiliated companies" for the Fund for the year ended August 31, 2009, were as shown below.

                                 NUMBER OF                              NUMBER OF
                                SHARES HELD                            SHARES HELD      VALUE
                               AT BEGINNING     GROSS        GROSS        AT END        AT END     INVESTMENT   REALIZED CAPITAL
NAME OF ISSUER                    OF YEAR     ADDITIONS   REDUCTIONS     OF YEAR       OF YEAR       INCOME        GAIN (LOSS)
--------------                 ------------   ---------   ----------   -----------   -----------   ----------   ----------------
NON-CONTROLLED AFFILIATES
Leapfrog Enterprises Inc. ..      2,971,610       --           --        2,971,610   $11,678,427       $--        $        --
West Marine Inc. ...........      1,991,430       --      398,653        1,592,777    13,172,266        --         (3,609,162)
                                                                                     -----------       ---        -----------
   TOTAL AFFILIATED SECURITIES (2.83% of Net Assets) .............................   $24,850,693       $--        $(3,609,162)
                                                                                     ===========       ===        ===========


                               Annual Report | 33

Templeton Global Smaller Companies Fund

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $1,846 of its pro rata portion of the Global Credit Facility, which is reflected in other expenses on the Statement of Operations. During the year ended August 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on September 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.


                               34 | Annual Report

Templeton Global Smaller Companies Fund

10. FAIR VALUE MEASUREMENTS (CONTINUED)

The following is a summary of the inputs used as of August 31, 2009, in valuing the Fund's assets carried at fair value:

                                                            LEVEL 1        LEVEL 2    LEVEL 3       TOTAL
                                                         ------------   ------------  -------   ------------
ASSETS:
   Investments in Securities:
      Equity Investments:(a)
         South Korea .................................   $ 61,507,550   $ 2,926,739    $--      $ 64,434,289
         Sweden ......................................      6,392,131            --     --(b)      6,392,131
         Thailand ....................................     24,857,386     8,058,607     --        32,915,993
         Other Equity Investments(c) .................    760,916,079            --     --       760,916,079
      Short Term Investments .........................             --    11,105,000     --        11,105,000
                                                         ------------   -----------    ---      ------------
            Total Investments in Securitites .........   $853,673,146   $22,090,346    $--      $875,763,492
                                                         ============   ===========    ===      ============

(a)  Includes common and preferred stock as well as other equity investments.

(b)  Includes securities determined to have no value at August 31, 2009.

(c) For detailed industry descriptions, see the accompanying Statement of Investments.

11. SUBSEQUENT EVENTS

The Fund has evaluated subsequent events through October 20, 2009, the issuance date of the financial statements and determined that no events have occurred that require disclosure.

ABBREVIATIONS

SELECTED PORTFOLIO

FHLB - Federal Home Loan Bank

PIK - Payment-In-Kind

NVDR - Non Voting Depository Receipt


                               Annual Report | 35

Templeton Global Smaller Companies Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON GLOBAL SMALLER COMPANIES FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Global Smaller Companies Fund (the "Fund") at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
October 20, 2009


                               36 | Annual Report

Templeton Global Smaller Companies Fund

TAX DESIGNATION (UNAUDITED)

Under Section 852(b)(3)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $82,020,941 as a long term capital gain dividend for the fiscal year ended August 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates 19.59% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended August 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $13,114,861 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended August 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $101,611 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended August 31, 2009.

At August 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This designation will allow shareholders of record on December 18, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, and foreign source income, and foreign qualified dividends as designated by the Fund to Class A, Class B, Class C, and Advisor Class shareholders of record.

RECORD DATE: 12/18/2008

                   FOREIGN TAX      FOREIGN            FOREIGN
                       PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS               PER SHARE      PER SHARE          PER SHARE
-----              -----------   -------------   -------------------
Class A ........     $0.0177        $0.0992            $0.0626
Class B ........     $0.0177        $0.0201            $0.0126
Class C ........     $0.0177        $0.0251            $0.0159
Class Advisor ..     $0.0177        $0.1176            $0.0741

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.


                               Annual Report | 37

Templeton Global Smaller Companies Fund

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               38 | Annual Report

Templeton Global Smaller Companies Fund

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                 NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ----------------  -------------  -----------------------  ------------------------------------------
HARRIS J. ASHTON (1932)         Trustee           Since 1992     134                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee           Since 2008     31                       SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                    Allied Capital Corporation (financial
Suite 2100                                                                                services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee           Since 2004     23                       Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                    Victory Nickel Inc. (mineral explo-
Suite 2100                                                                                ration) and ABACO Markets Limited
Fort Lauderdale, FL 33394-3091                                                            (retail distributors).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Lead              Trustee since  134                      Hess Corporation (exploration and
500 East Broward Blvd.          Independent       2004 and Lead                           refining of oil and gas), H.J. Heinz
Suite 2100                      Trustee           Independent                             Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                    Trustee                                 products), RTI International Metals, Inc.
                                                  since 2007                              (manufacture and distribution of titani-
                                                                                          um), Canadian National Railway (rail-
                                                                                          road) and White Mountains Insurance
                                                                                          Group, Ltd. (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 39

                                                                 NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ----------------  -------------  -----------------------  ------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee           Since 2005     23                       Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                    and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee           Since 2004     134                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                    refining of oil and gas).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee           Since 2005     142                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee           Since 2004     23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Trustee           Since 2006     38                       El Oro Ltd (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Attorney at law.


                               40 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                 NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ----------------  -------------  -----------------------  ------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,          Trustee,       134                      None
One Franklin Parkway            Chairman of       Chairman of
San Mateo, CA 94403-1906        the Board and     the Board
                                Vice President    since 1995
                                                  and Vice
                                                  President
                                                  since 1992

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 41 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee           Since 2007     91                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 32 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief             Chief          Not Applicable           Not Applicable
One Franklin Parkway            Compliance        Compliance
San Mateo, CA 94403-1906        Officer and       Officer since
                                Vice President    2004 and Vice
                                - AML             President -
                                Compliance        AML
                                                  Compliance
                                                  since 2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Chief             Since March    Not Applicable           Not Applicable
One Franklin Parkway            Executive         2009
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

ALIYA S. GORDON (1973)          Vice President    Since March    Not Applicable           Not Applicable
One Franklin Parkway                              2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 45 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).


                               Annual Report | 41

                                                                 NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ----------------  -------------  -----------------------  ------------------------------------------
DAVID P. GOSS (1947)            Vice President    Since 2000     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

STEVEN J. GRAY (1955)           Vice President    Since          Not Applicable           Not Applicable
One Franklin Parkway                              August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President    Since 1996     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin
Templeton Investments.

GARY P. MOTYL (1952)            President and     Since 2007     Not Applicable           Not Applicable
500 East Broward Blvd.          Chief
Suite 2100                      Executive
Fort Lauderdale, FL 33394-3091  Officer -
                                Investment
                                Management

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

President, Templeton Investment Counsel, LLC; Executive Vice President, Franklin Templeton Institutional, LLC; and officer and/or director of some of the other subsidiaries of Franklin Resources, Inc. and of six of the investment companies in Franklin Templeton
Investments.

MARK H. OTANI (1968)            Treasurer,        Since March    Not Applicable           Not Applicable
One Franklin Parkway            Chief Financial   2009
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Secretary and     Secretary      Not Applicable           Not Applicable
500 East Broward Blvd.          Vice President    since 2004
Suite 2100                                        and Vice
Fort Lauderdale, FL 33394-3091                    President
                                                  since August
                                                  2009

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 45 of the investment companies in Franklin Templeton Investments.


                               42 | Annual Report

                                                                 NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                           LENGTH OF     FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION       TIME SERVED       BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ----------------  -------------  -----------------------  ------------------------------------------
KAREN L. SKIDMORE (1952)        Vice President    Since          Not Applicable           Not Applicable
One Franklin Parkway                              August 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin
Templeton Investments.

CRAIG S. TYLE (1960)            Vice President    Since 2005     Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC. AND VARIOUS PRIVATE COMPANIES, AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 43

Templeton Global Smaller Companies Fund

SHAREHOLDER INFORMATION

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held May 19, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for the Fund. In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for the Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for the Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper report compared the Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged the Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. In approving continuance of the investment management agreement for the Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the


                               44 | Annual Report

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.


                               Annual Report | 45

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of the Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing such performance was given to the Lipper report furnished for the agreement renewal. The Lipper report prepared for the Fund showed the investment performance of its Class A shares for the one-year period ended February 28, 2009, as well as the previous 10 years ended on such date in comparison to a performance universe consisting of the Fund and all retail and institutional global small/mid-cap funds as selected by Lipper. Consistent with the market sell-off that occurred in 2008, the Fund and all other funds within such universe experienced losses for the one-year period. On a comparative basis, the Lipper report showed the Fund's total return to be in the middle quintile of such performance universe for the one-year period, and on an annualized basis to be in the second-lowest quintile of such performance universe for the previous three- and 10-year periods and the lowest quintile of such performance universe for the previous five-year period. The Board noted that changes had been made in the Fund's portfolio management team, including its lead portfolio manager during the past two years, and the independent Trustees met separately with the lead portfolio manager and other management representatives to discuss the reasons for the Fund's performance and steps being taken to improve it. While intending to continue monitoring the Fund, the Board was satisfied with the attention being given by management to improving performance and did not believe that any further change in portfolio management was presently warranted.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group under the Lipper report. Lipper expense data is based upon historical information taken from each fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The results of such expense comparisons showed that the contractual investment management fee rate for the Fund was below the median for its Lipper expense group while its actual total expenses were in the least expensive quintile of such group. The Board was satisfied with the management fee and total expenses of the Fund in comparison to its Lipper expense group.


                                46 | Annual Report

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including its interest in a joint venture entity that financed up-front commissions paid to brokers/dealers who sold fund Class B shares prior to February 2005 when the offering of such shares was discontinued, as well as potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 47

Templeton Global Smaller Companies Fund

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with a fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The Fund's investment management agreement provides a fee at the rate of 0.75% on the first $1 billion of Fund net assets; 0.73% on the next $4 billion of Fund net assets; with further breakpoints continuing thereafter up to the $20 billion level of Fund net assets. The Fund is also charged a separate fee for administrative services that starts at 0.15% on the first $200 million of Fund net assets, and declines through breakpoints to a fixed rate of 0.075% after net assets reach the $1.2 billion level. In discussing such fee structure, management stated its view that it starts with a relatively low rate reflecting anticipated economies of scale as the Fund's assets increase and pointed out the Fund's favorable effective management fee rate and actual total expense rate as previously discussed under "Comparative Expenses." At the end of 2008, the Fund's net assets were approximately $610 million, and to the extent economies of scale may be realized by the Manager and its affiliates, the Board believes the schedules of fees under the investment management agreement provide a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

                               48 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)
NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON GLOBAL SMALLER COMPANIES FUND

INVESTMENT MANAGER
Franklin Templeton Investments Corp.

SUBADVISOR
Templeton Investment Counsel, LLC

PRINCIPAL UNDERWRITER
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or the subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

103 A2009 10/09


ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $31,742 for the fiscal year ended August 31, 2009 and $35,722 for the fiscal year ended August 31, 2008.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4 were $2,650 for the fiscal year ended August 31, 2009 and $2,650 for the fiscal year ended August 31, 2008. The services for which these fees were paid included attestation services.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $6,000 for the fiscal year ended August 31, 2009 and $0 for the fiscal year ended August 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $976 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended August 31, 2009 and $283,101 for the fiscal year ended August 31, 2008. The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $8,650 for the fiscal year ended August 31, 2009 and $286,727 for the fiscal year ended August 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.  N/A

ITEM 6. SCHEDULE OF INVESTMENTS.  N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.  N/A


ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(A) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(B) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL SMALLER COMPANIES FUND


By /s/LAURA F. FERGERSON
 ------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
 ------------------------------------
Laura F. Fergerson
Chief Executive Officer - Finance and
 Administration
Date:  October 28, 2009


By /s/MARK H. OTANI
 -----------------------------------
Mark H. Otani
Chief Financial Officer and
 Chief Accounting Officer
Date:  October 28, 2009